Commitments and Contingencies	6 Months Ended
Sep. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11 - Commitments and Contingencies
Litigation
From time to time, the Company is party to litigation and other legal proceedings in the ordinary course of business. While the results of any litigation or other legal proceedings are uncertain, management does not believe the ultimate resolution of any pending legal matters is likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows. The Company accrues for loss contingencies when it is both probable that it will incur the loss and when the Company can reasonably estimate the amount of the loss or range of loss. In the fiscal year ended March 31, 2023, the Company recorded a loss contingency related to an offer made by the Company to pay $40 million in respect of ongoing contractual disputes between the Company and a non-top five customer. That particular customer’s claims arose from a contract dating to a very early period in the Company’s history and that contract is both non-standard and significantly dissimilar from other customers’ contracts. On September 15, 2023, the Company reached an agreement, in which both parties resolved all contractual disputes and reached a mutual understanding of the contractual rights and obligations under the licensing arrangement. As a result, no amount of cash was paid by the Company to the customer with such agreement. The settlement agreement provided alignment of the rights and obligations which were previously agreed with the non-top five customer. During the three and six months ended September 30, 2023, the liability for litigation was reversed resulting in a reduction of selling, general and administrative by $40.0 million.
No other material amounts related to litigation settlements were recognized in the three and six months ended September 30, 2023 and 2022.
Kronos Guarantee
In March 2022, a wholly owned United Kingdom subsidiary of SoftBank, Kronos I (UK) Limited (“Kronos”), was created for the purpose of SoftBank arranging a non-recourse facility agreement (the “Facility Agreement”) with J.P. Morgan SE as Facility Agent to be secured by its equity interest in the Company. SoftBank pledged its ownership interest in the Company by transferring such interest to an entity that sits between Kronos and the Company, and SoftBank has no further obligation under the Facility Agreement. In September 2023, prior to the closing of the Company’s initial public offering, SoftBank paid the Facility Agreement and the Company’s Undertaking and Guarantee were terminated.
Under the Facility Agreement, the lenders initially were committed to make up to $8.0 billion of funds available to Kronos under a “Bridge Facility” and “Term Facility”, together with the Bridge Facility, (the “Facility”). In March 2022, the Term Facility was funded for $7.1 billion and the Bridge Facility was funded for $0.9 billion.
In June 2022, an amendment was executed which expanded the total commitment of the Term Facility to $8.5 billion via an additional term facility of $1.4 billion, $0.9 billion of which was used to repay the Bridge Facility in full with the remaining $0.5 billion representing incremental debt. The Term Facility matures on the earlier of two years after Kronos draws upon the facility or three months after the effective date of a public listing of the Company’s ordinary shares.
Beyond the pledge of the interest in the Company as collateral for the Facility, in March 2022, the Company entered into the Arm Undertaking (the “Undertaking”) to confirm and agree to comply with certain terms of the Facility Agreement (including operational restrictions) and a springing guarantee and indemnity agreement (the “Guarantee”) with J.P. Morgan SE. The Guarantee commences upon an “Arm Guarantee Trigger Event,” which includes a public listing of the Company’s ordinary shares not occurring within 18 months of the closing date of the Facility or any public announcement or notice to lenders that a listing will not be undertaken and failure by the Company or its subsidiaries to comply with the obligations under the Undertaking. Until an Arm Guarantee Trigger Event occurs, the Company is not obligated to perform or make payment on the obligations of Kronos.
Once an Arm Guarantee Trigger Event has occurred, the Company guarantees all overdue payments under the Facility Agreement. The total commitment is $8.5 billion and would only become a potential obligation to the Company if Kronos were to default on any such obligation, as Kronos remains the primary obligor under the Facility Agreement even after an Arm Guarantee Trigger Event. Upon default, the lenders can satisfy their claim either through the collateral of Kronos’ interest in the Company or through the Company servicing the debt and meeting payment obligations pursuant to the Guarantee. SoftBank as the owner of Kronos may avoid default by restructuring the Facility Agreement, or otherwise monetizing the collateral for the necessary liquidity to meet payment obligations under the Facility Agreement. The Company believes that the likelihood of assuming the debt obligations under the Guarantee is remote due to Kronos’ significant collateralization of the obligations under the Facility Agreement and that SoftBank will avoid a default by Kronos for which the obligations would become enforceable against the Company.
In August 2023, the Kronos Guarantee was amended to extend the Arm Guarantee Trigger Event period in relation to a public listing of the Company’s ordinary shares not occurring, from 18 to 21 months, of the closing date of the Facility or any public announcement or notice to lenders that a listing will not be undertaken and failure by the Company or its subsidiaries to comply with the obligations under the Undertaking.
Arduino Guarantee
The Company is guarantor for a $5.3 million credit facility available to Arduino. The guaranty expires in January 2024. As of September 30, 2023 and March 31, 2023, no claims have been made against the guaranty.